UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2023

TransMedics Group, Inc.

(Exact name of Registrant as Specified in Its Charter)

Massachusetts	001-38891	83-2181531
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Minuteman Road
Andover, Massachusetts	01810
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (978) 552-0900

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	TMDX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 20, 2023, the Compensation Committee of the Board of Directors (the “Committee”) of TransMedics Group, Inc. (the “Company”) approved the following grants of restricted stock units (“RSUs”) to named executive officers of the Company: 37,332 RSUs for Waleed Hassanein, M.D.; 13,075 RSUs for Stephen Gordon; 13,075 RSUs for Tamer Khayal, M.D.; 5,685 RSUs for Miriam Provost, Ph.D.; and 5,685 RSUs for Laura Damme. Each RSU represents a contingent right to receive one share of the Company’s common stock and is subject to the terms of the TransMedics Group, Inc. 2019 Stock Incentive Plan. Under the terms of the grants, one-third of the RSUs vest on each of the first three anniversaries of the applicable vesting commencement date, subject to continued service through such date. A copy of the form of Restricted Stock Unit Agreement is attached as Exhibit 10.1.

The Committee also approved a form of Inducement Restricted Stock Unit Agreement pursuant to which the Company may grant restricted stock units pursuant to the TransMedics Group, Inc. Inducement Plan (the “Inducement RSUs”). Each Inducement RSU represents a contingent right to receive one share of the Company’s common stock and is subject to the terms of the TransMedics Group, Inc. Inducement Plan. A copy of the form of Inducement Restricted Stock Unit Agreement is attached as Exhibit 10.2.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Form of Restricted Stock Unit Award

10.2	Form of Inducement Restricted Stock Unit Award

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSMEDICS GROUP, INC.

Date: February 24, 2023	By:	/s/ Stephen Gordon
	Name:	Stephen Gordon
	Title:	Chief Financial Officer, Treasurer and Secretary